CENTRE FUNDS

Supplement dated January 8, 2016 to
Prospectus Dated January 28, 2015 and
Statement of Additional Information Dated January 28, 2015

Effective on or about January 28, 2016 (the "effective date"), the Centre Global Select Equity Fund (the "Fund"), a series of Centre Funds, will change its name to Centre Global ex-U.S. Select Equity Fund. References to the Fund in the Prospectus dated January 28, 2015 and Statement of Additional Information dated January 28, 2015 are amended hereby as of the effective date.  The Fund's investment objective, strategies and policies will not change in connection with the name change.

YOU SHOULD RETAIN THIS SUPPLEMENT WITH YOUR
PROSPECTUS FOR FUTURE REFERENCE.
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